UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

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CEL-SCI CORPORATION
(Name of Registrant as Specified In Its Charter)

___________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CEL-SCI CORPORATION
8229 Boone Blvd., Suite 802
Vienna, Virginia 22l82
(703) 506-9460

Attached are CEL-SCI’s 2019 Non-Qualified Stock Option Plan and 2019 Stock Compensation Plan which CEL-SCI’s shareholders are being asked to consider and approve at the Annual Shareholders’ Meeting.

CEL-SCI CORPORATION
2019 NON-QUALIFIED STOCK OPTION PLAN

l.
Purpose. This Non-Qualified Stock Option Plan (the "Plan") is intended to advance the interests of CEL-SCI Corporation (the “Company”) and its shareholders, by encouraging and enabling selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock. Options granted under the Plan are intended to be Options which do not meet the requirements of Section 422 of the Internal Revenue Code of 1954, as amended (the "Code").

2.
Definitions.

(a)
"Board" means the Board of Directors of the Company.

(b)
"Committee" means the directors duly appointed to administer the Plan.

(c)
"Common Stock" means the Company's Common Stock.

(d)
"Date of Grant" means the date on which an Option is granted under the Plan.

(e)
"Option" means an Option granted under the Plan.

(f)
"Optionee" means a person to whom an Option, which has not expired, has been granted under the Plan.

(g)
"Successor" means the legal representative of the estate of a deceased optionee or the person or persons who acquire the right to exercise an Option by bequest or inheritance or by reason of the death of any Optionee.

3.
Administration of Plan. The Plan shall be administered by the Company's Board of Directors or in the alternative, by a committee of two or more directors appointed by the Board (the "Committee"). If a Committee should be appointed, the Committee shall report all action taken by it to the Board. The Committee shall have full and final authority in its discretion, subject to the provisions of the Plan, to determine the individuals to whom and the time or times at which Options shall be granted and the number of shares and purchase price of Common Stock covered by each Option; to construe and interpret the Plan; to determine the terms and provisions of the respective Option agreements, which need not be identical, including, but without limitation, terms covering the payment of the Option Price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

4.
Common Stock Subject to Options. The aggregate number of shares of the Company's Common Stock which may be issued upon the exercise of Options granted under the Plan shall not exceed 3,000,000. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares bought on the market for the purposes of the Plan. In the event any Option shall, for any reason, terminate or expire or be surrendered without having been exercised in full, the shares subject to such Option but not purchased thereunder shall again be available for Options to be granted under the Plan.

5.
Participants. Options may be granted under the Plan to employees, directors and officers, and consultants or advisors to the Company (or the Company’s subsidiaries), provided however that bona fide services shall be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.
Terms and Conditions of Options. Any Option granted under the Plan shall be evidenced by an agreement executed by the Company and the recipient and shall contain such terms and be in such form as the Committee may from time to time approve, subject to the following limitations and conditions:

(a)
Option Price. The Option Price per share with respect to each Option shall be determined by the Committee. The option price of any options granted pursuant to the Plan may not be changed, except in the case of stock splits, reorganizations or recapitalizations.

(b)
Period of Option. The period during which each option may be exercised, and the expiration date of each Option shall be fixed by the Committee, but, notwithstanding any provision of the Plan to the contrary, such expiration date shall not be more than ten years from the date of Grant.

(c)
Vesting of Shareholder Rights. Neither an Optionee nor his successor shall have any rights as a shareholder of the Company until the certificates evidencing the shares purchased are properly delivered to such Optionee or his successor.

(d)
Exercise of Option. Each Option shall be exercisable from time to time during a period (or periods) determined by the Committee, and ending upon the expiration or termination of the Option; provided, however, (1) the Committee may, by the provisions of any Option Agreement, limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable, and (2) no option may be exercised until one year after the date of grant.

(e)
Nontransferability of Option. No Option shall be transferable or assignable by an Optionee, otherwise than by will or the laws of descent and distribution and each Option shall be exercisable, during the Optionee’s lifetime, only by him. No Option shall be pledged or hypothecated in any way and no Option shall be subject to execution, attachment, or similar process except with the express consent of the Committee.

(f)
Death of Optionee. In the event of the death of an Optionee, an option theretofore granted to the Optionee shall be exercisable only (i) by the person or persons to whom the Optionee’s rights under the option shall pass by the Optionee’s will or by the laws of descent and distribution; and (ii) if and only to the extent that the Optionee was entitled to exercise the option at the date of death.

(g)
Payment for Options. The Corporation is not required to pay cash for an option under any circumstances.

7.
Reclassification, Consolidation, or Merger. If and to the extent that the number of issued shares of Common Stock of the Corporation shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in stock, or the like, the number of shares which may be issued upon the exercise of any Options which may be granted pursuant to this Plan, the number of shares issuable upon the exercise of any Option previously granted and the Exercise Price of any Option previously granted, shall be proportionately adjusted by the Committee, whose determination shall be conclusive. If the Corporation is reorganized or consolidated or merged with another corporation, an Optionee granted an Option hereunder shall be entitled to receive Options covering shares of such reorganized, consolidated, or merged company in the same proportion, at an equivalent price, and subject to the same conditions. The new Option or assumption of the old Option shall not give Optionee additional benefits which he did not have under the old Option, or deprive him of benefits which he had under the old Option.

8.
Restrictions on Issuing Shares. The exercise of each Option shall be subject to the condition that if at any time the Company shall determine in its discretion that the satisfaction of withholding tax or other withholding liabilities, or that the listing, registration, or qualification of any shares otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or that the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares purchased thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of l933, each optionee shall, by accepting an option, represent and agree, for himself and his transferrees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option, the person entitled to exercise the same shall, upon request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may, if it deems appropriate, affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify the Company's transfer agent. Such shares may be disposed of by an optionee in the following manner only: (l) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel acceptable to the Company, or (3) in a transaction that meets all the requirements of Rule l44 of the Securities and Exchange Commission. If shares of stock covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of optionees who are directors, officers, or principal shareholders of the Company. Such persons may dispose of shares only by one of the three aforesaid methods.

9.
Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

10.
Amendment, Suspension, and Termination of Plan. The Board of Directors may alter, suspend, or discontinue the Plan at any time.

Unless the Plan shall theretofore have been terminated by the Board, the Plan shall terminate ten years after the adoption of the Plan. No Option may be granted during any suspension or after the termination of the Plan. No amendment, suspension, or termination of the Plan shall, without an Optionee’s consent, alter or impair any of the rights or obligations under any Option theretofore granted to such Optionee under the Plan.

11.
Limitations. Every right of action by any person receiving options pursuant to this Plan against any past, present or future member of the Board, or any officer or employee of the Company arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such director, officer or employee cease and be barred by the expiration of one year from the date of the act or omission in respect of which such right of action arises.

l2.
Governing Law. The Plan shall be governed by the laws of the State of Colorado.

13.
Expenses of Administration. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.

CEL-SCI CORPORATION
2019 STOCK COMPENSATION PLAN

CEL-SCI Corporation (“the Company”) hereby adopts this Stock Compensation Plan. All officers, directors and employees of the Company, as well as consultants to the Company (collectively the “Participants”), will be eligible to participate in the Plan, provided however that services provided by consultants cannot be in connection with the offer or sale of securities in a capital-raising transaction or promoting the Company’s common stock. Pursuant to the provisions of the Plan, Participants may agree to receive shares of the Company's common stock in lieu of all or part of the compensation owed to them by the Company.

1.
Up to 500,000 shares of common stock are reserved for issuance pursuant to this Plan. At the option of the Company, the shares of stock issuable pursuant to the Plan will be restricted securities as that term is defined in Rule 144 of the Securities and Exchange Commission.

2.
The number of shares to be offered to each Participant will be equal to the number determined by dividing the compensation to be satisfied through the issuance of shares by the Price Per Share. The Price Per Share will be equal to the closing price of the Company’s common stock on the date prior to the date the Acceptance Form is delivered to the Participant except that a higher or a lower price may be set by the Company’s Compensation Committee. However in no case may the Price Per Share be less than 80% of the closing price of the Company’s common stock on the date prior to the date the Acceptance Form is delivered to the Participant.

3.
If the Company is willing to offer shares of its common stock to any Participant in accordance with this Plan, the Company will provide the Participant with the attached Acceptance Form. A Participant wanting to accept the terms outlined in the Acceptance Form will be required to sign the form and return it to the Company by the date indicated on the form.

4.
The Company, in its sole discretion, may determine that any eligible Participant will not, on any or on one or more occasions, be offered the opportunity to receive shares of common stock pursuant to this Plan.

5.
The agreement of any Participant to accept shares of common stock in lieu of compensation is subject to approval by the Company’s board of directors, which approval may be refused for any reason.

6.
At the time the shares are issued, the Participant will incur taxable income equal to the market price of the Company's common stock on the date the Company’s board of directors approves the issuance of shares to the Participant. If the Participant is employed by the Company on the date the shares are issued, the Company may require the Participant to pay the Company all applicable federal and state withholding taxes with respect to such income or, may withhold such amounts from the Participant. If the Participant is not employed by the Company on the date the shares are issued, the delivery of the shares may be conditioned, at the Company’s option, upon the Participant tendering to the Company an amount equal to all applicable federal and state withholding taxes. Federal withholding taxes will be based upon the then current provisions of the Internal Revenue Code for withholding taxes plus the Participant’s share of Social Security and Medicaid taxes.

7.
The Company makes no representations to a Participant that the shares which may be issued pursuant to this Plan will ultimately have any value whatsoever.

8.
This Plan will terminate on December 31, 2021, after which date the Company may not issue any shares of common stock pursuant to this Plan.

STOCK COMPENSATION PLAN

ACCEPTANCE FORM

The undersigned Participants has read and understands the provisions of the Stock Compensation Plan of CEL-SCI Corporation (the "Company") and hereby agrees to accept ___________ shares of the Company’s common stock in full and complete payment of $__________ presently owed to the Participant for services provided to the Company.

The Participant understands that:

●
if this box is checked [ ] the shares of the Company's common stock to be issued in accordance with this Acceptance Form may not be sold in the public market for a period of one year from the date this Acceptance Form has been approved by the Company’s directors and as a result the shares may ultimately have little or no value;

●
the agreement to accept shares of the Company’s common stock in payment for services cannot be construed as any guaranty of future employment; and

●
the agreement to accept shares of common stock in payment of compensation may not be revoked by the Participant.

The Company's latest reports on Form 10-K and 10-Q are available upon request.

This Form must be returned to the Company no later than ___________________.

AGREED TO AND ACCEPTED this ______ day of _________, 20__.

___________________________________
Participant

CEL-SCI Corporation

By ________________________________
      Authorized Officer